                                                                   EXHIBIT 10.11



                     PATENT AND TRADEMARK SECURITY AGREEMENT

        THIS PATENT AND TRADEMARK SECURITY AGREEMENT (this "Agreement") is made and entered into as of April 14, 1999 by SENETEK, PLC, a corporation organized under the laws of England (the "Company"), and each of the undersigned (each a "Grantor", and collectively with the Company, the "Grantors"), and SILVER CREEK INVESTMENTS, Ltd., a British Virgin Islands company, as Collateral Agent for the benefit of the Purchasers under the Purchase Agreement (as defined below) (the "Collateral Agent"). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement;

                                   WITNESSETH:

        WHEREAS, the Company has entered into the Securities Purchase Agreement dated as of the date hereof between the Company and the Purchasers (as from time to time amended, revised, modified, supplemented or amended and restated, the "Purchase Agreement"); and

        WHEREAS, as collateral security for payment and performance of its Obligations, the Company is willing to grant to the Collateral Agent for the benefit of the Purchasers a security interest in all of its patents and trademarks pursuant to the terms of this Agreement; and

        WHEREAS, each Guarantor will materially benefit from purchase of the Securities by the Purchasers pursuant to the Purchase Agreement and each Guarantor is a party to that certain Guaranty Agreement (the "Guaranty"), dated as of the date hereof, pursuant to which each Guarantor guaranteed the Obligations of the Company; and

        WHEREAS, as collateral security for payment and performance of its Obligations (as defined in the Guaranty, and together with the Obligations, the "Secured Obligations") under the Guaranty, each Guarantor is willing to grant to the Collateral Agent for the benefit of the Purchasers a security interest in all of its patents and trademarks; and

        WHEREAS, the Purchasers are unwilling to enter into the Purchase Agreement unless the Company and the Guarantors enter into this Agreement;

        NOW, THEREFORE, in order to induce the Purchasers to enter into the Purchase Agreement, and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Defined Terms.

               (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Purchase Agreement shall have the meaning specified for such term in the Purchase Agreement.

               (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

               (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

        2. Grant of Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, each Grantor hereby grants to the Collateral Agent for the benefit of the Purchasers, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of such Grantors' now owned or existing and hereafter acquired or arising:

               (i) all trademarks, trade names, trade dress, design marks, service marks, logos, corporate names, company names, business names, domain names, trade styles and other source of business identifiers, and all federal, state and foreign registrations, renewals and recordings thereof and all applications in connection therewith (I) listed on Schedule A attached hereto and made a part hereof and (II) hereafter acquired or arising and (a) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof (b) the right to sue for past, present and future infringements and dilutions thereof (c) the goodwill of such Grantor's businesses symbolized by the foregoing and connected therewith, and (d) all of such Grantor's rights corresponding thereto throughout the world (all of the foregoing items described in this Section 2(i), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); and

               (ii) rights under or interest in any trademark or service mark licenses or agreements with any other party, whether such Grantor is a licensee or licensor, including, without limitation, those trademark or service mark licenses and agreements listed on Schedule A attached hereto and made a part hereof, in each case to the extent assignable without violation thereof together with any goodwill connected with and symbolized by any such trademark or service mark licenses and agreements, the right to collect and receive payments, including but not limited to royalties, under such licenses and agreements or damages for breach thereof and the right to prepare for sale and sell any and all Inventory now or hereafter owned by such Grantor and now or hereafter covered by such licenses and agreements and all rights corresponding thereto in the United States and any foreign country (the "Trademark Licenses") (all of the foregoing items described in this Section 2 (i-ii) are hereinafter collectively referred to as the

         "Trademark Collateral").

        3. Grant of Security Interest in Patents. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantors hereby grant to the Collateral Agent for the benefit of the Purchasers, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of the Grantors' now owned or existing and hereafter acquired or arising:


               (i) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Schedule B hereto (the "Patents");

               (ii) all patent licenses, including each patent license referred to in Schedule B hereto (the "Patent Licenses");

               (iii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in the foregoing clauses (i) and (ii); and

               (iv) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Schedule B hereto, and for breach or enforcement of any patent license, including any patent license referred to in Schedule B hereto, and all rights corresponding thereto throughout the world (all of the foregoing items described in this Section 3 (i-iv) are hereinafter collectively referred to as the "Patent Collateral").

        4. Security Agreement. This Agreement has been executed and delivered by the Grantors for the purpose of registering the security interest of the Collateral Agent for the benefit of the Purchasers in the Trademark Collateral and the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries and foreign jurisdictions throughout the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for the benefit of the Purchasers for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent for the benefit of the Purchasers thereunder) shall remain in full force and effect in accordance with its terms.

        5. Restrictions on Future Agreements. The Grantors agree that they will not take any action, and will use best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which could reasonably be expected to have a material adverse effect on the validity or enforcement of the rights collaterally assigned to the

Collateral Agent for the benefit of the Purchasers under this Agreement or the rights associated with the Trademark Collateral or Patent Collateral, and in particular, the Grantors will not permit to lapse or become abandoned any Trademark or Patent if such lapse or abandonment could reasonably be expected to have a Material Adverse Effect.

        6. No Other Liens' Perfected First Priority Liens. Except for the Liens granted pursuant to this Agreement and the Security Agreement and Permitted Liens, the Grantors own each of the Trademarks and Patents free and clear of any and all Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Trademarks or Patents is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent for the benefit of the Purchasers pursuant to this Agreement. The Lien granted pursuant to this Agreement (i) upon completion of the filings and other actions in appropriate filing offices will constitute perfected security interests in the Trademarks and Patents in favor of the Collateral Agent for the benefit of the Purchasers and (ii) is enforceable as such against all creditors of and purchasers from the Grantors. The Grantors represent and warrant that, (a) the Trademarks listed on Schedule A include all of the material registered trademarks, trademark applications, registered service marks and service mark applications now owned or held by any of the Grantors; (b) the Patents listed on Schedule B include all of the letters patent and pending patent applications now owned or held by any of the Grantors; and (c) the Trademark Licenses and Patent Licenses listed on Schedules A and B, respectively, include all of the trademark and service mark licenses and agreements and patent licenses and agreements under which any of the Grantors is presently the licensee or licensor and which are material individually or in the aggregate to the operation of the businesses of the Grantors.

        7. New Trademarks, Patents and Licenses. If, prior to the termination of this Agreement, the Grantors shall (i) obtain rights to any new Trademarks or Patents, (ii) become entitled to the benefit of any Trademarks or Patents, whether as licensee or licensor, or (iii) enter into any new Trademark or Patent Licenses, the provisions of Sections 2 and 3 above shall automatically apply thereto (except in cases where any Grantor is the licensee, to the extent such licenses are assignable without violation thereof it being understood and agreed that the Grantors shall use commercially reasonable efforts to ensure that such licenses are assignable for security purposes). The Grantors shall give to the Collateral Agent for the benefit of the Purchasers written notice within 30 Business Days after the occurrence of any of the events described in clauses
(i), (ii) and (iii) of the preceding sentence. The Grantors hereby authorize the Collateral Agent for the benefit of the Purchasers, upon receipt of such notice, to modify this Agreement unilaterally (i) by amending Schedule A in accordance with such notice to include any Trademarks owned or held by the Grantors and any Trademark Licenses to which either Grantor becomes a party, (ii) by amending Schedule B in accordance with such notice to include any future Patents owned or held by the Grantors and any Patent Licenses to which either Grantor becomes a party; (iii) by preparing this Agreement for filing with the United States Patent and Trademark Office or any corresponding foreign patent or trademark office or governmental agency, and (iv) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedules A and B thereto as the case may be such future Trademarks and Trademark Licenses, and Patent and Patent Licenses.

        8. Covenants. The Grantors covenant and agree that:

               (a) Further Documentation. At any time and from time to time, upon the written request of the Collateral Agent for the benefit of the Purchasers, the Grantors will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent for the benefit of the Purchasers may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code. Any costs or expenses incurred in connection with the performance of the obligations set forth in the first sentence of this section (a) shall be borne by the Grantors.

               (b) Maintenance of Records. The Grantors will keep and maintain at their own cost and expense satisfactory and complete records of the Trademarks and Patents. The Grantors will mark their books and records pertaining to the Trademark Collateral and Patent Collateral to evidence this Agreement and the security interests granted hereby.

               (c) Compliance with Laws etc. The Grantors will comply in all material respects with all laws, rules, regulations, orders, decisions or decrees of any federal, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority applicable to the Trademark Collateral and Patent Collateral or any part thereof or to the operation of the Grantors' businesses to the extent necessary to prevent an impairment of the Lien granted hereby or the Collateral Agent's interest in the Trademark Collateral and Patent Collateral.

               (d) Limitation on Liens on Trademarks and Patents. The Grantors will not create, incur or permit to exist, will defend the Collateral Agent for the benefit of the Purchasers against, and will take such other action as is necessary to remove any Lien or claim on or to the Trademarks and Patents other than the Liens created hereby or the Security Agreement. The Grantors will advise the Collateral Agent for the benefit of the Purchasers promptly of any Lien on any of the Trademarks or Patents.

               (e) Payment of Secured Obligations. The Grantors will pay and discharge or otherwise satisfy at or before maturity, or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Trademark Collateral and Patent Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Trademark Collateral and Patent Collateral (except any Lien permitted by clause (viii) of the definition of Permitted Liens in the Purchase Agreement).

        9. Royalties. The Grantors hereby agree that when an Event of Default has occurred and is continuing, the use by the Collateral Agent for the benefit of the Purchasers of the Trademark Collateral and Patent Collateral as authorized hereunder in connection with the Collateral Agent's exercise of its rights and remedies hereunder shall be coextensive with the Grantors' rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Collateral Agent.

        10. Further Assignments and Security Interests. Notwithstanding Section 25 hereof, no Grantor shall, without the prior written consent of the Collateral Agent for the benefit of the Purchasers, be permitted to assign this Agreement or any interest herein or in the Trademark Collateral or Patent Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Trademark Collateral or Patent Collateral, or any part thereof, held by the Collateral Agent for the benefit of the Purchasers under this Agreement, other than Permitted Liens. Upon and during the continuance of an Event of Default, the Grantors agree that the Collateral Agent for the benefit of the Purchasers, shall have the right to establish such reasonable quality controls as the Collateral Agent for the benefit of the Purchasers, in its sole and absolute judgment, may deem necessary to assure maintenance of the quality of inventory marketed by the Grantors under the Trademarks and the Trademark Licenses or in connection with which such Trademarks and Trademark Licenses are used.

        11. Continuing Security Interests. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademark Collateral and Patent Collateral.

        12. Duties of the Grantors. The Grantors shall have the duty, to the extent desirable in the normal conduct of the Grantors' businesses, to: (i) prosecute diligently any trademark or service mark application that is part of the Trademarks, and any patent application that is part of the Patents, pending as of the date hereof or hereafter until the termination of this Agreement, and
(ii) make application for the registration of any trademarks or service marks, or application for the issuance of any patent, whether currently or hereafter used or adopted by the Grantors in the United States and any foreign country or territory throughout the world. The Grantors further agree (a) not to abandon any Trademarks or Trademark Licenses, or any Patents or Patent Licenses if such abandonment could reasonably be expected to have a Material Adverse Effect without the prior written consent of the Collateral Agent for the benefit of the Purchasers, and (b) to use reasonable best efforts to obtain and maintain in full force and effect the Trademarks and Trademark Licenses and Patents and Patent Licenses that are or shall be necessary or economically desirable in the operation of the Grantors' businesses. Any expenses incurred in connection with the foregoing shall be borne by the Grantors. The Collateral Agent for the benefit of the Purchasers shall have no duty with respect to the Trademarks and Trademark Licenses, and the Patents and Patent Licenses. Without limiting the generality of the foregoing, the Collateral Agent for the benefit of the Purchasers shall be under no obligation to take any steps necessary to preserve rights in the Trademarks or Trademark Licenses, and the Patents or Patent Licenses, but the Collateral Agent for the benefit of the Purchasers may do so at its option upon and during the continuance of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of the Grantors and shall be added to the Secured Obligations secured hereby.

        13. The Collateral Agent's Right to Sue. Upon and during the continuance of an Event of Default, the Collateral Agent for the benefit of the Purchasers shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if the Collateral Agent for the benefit of the Purchasers shall commence any such suit, the Grantors shall, at the request of the Collateral Agent for the benefit of the Purchasers, do any and all lawful acts and execute any and all proper documents required by the Collateral Agent for the benefit of the Purchasers in aid of such enforcement. The Grantors shall, upon demand, promptly reimburse the Collateral Agent for the benefit of the Purchasers for all costs and expenses incurred by the Collateral Agent for the benefit of the Purchasers in the exercise of its rights under this
Section 13 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for the Collateral Agent for the benefit of the Purchasers).

        14. Power of Attorney. The Grantors agree, upon the request of the Collateral Agent for the benefit of the Purchasers and promptly following such request, to take any action and execute any instrument which the Collateral Agent for the benefit of the Purchasers may deem necessary or advisable to accomplish the purposes of this Agreement. The Grantors hereby irrevocably designate, constitute and appoint the Collateral Agent for the benefit of the Purchasers (and all Persons designated by the Collateral Agent for the benefit of the Purchasers in its sole and absolute discretion) with full power of substitution, as the Grantors' true and lawful attorney-in-fact, with full power and authority in the name of the Grantors, or in its own name, from time to time in the Collateral Agent for the benefit of the Purchasers's discretion upon and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and, without limiting the generality of the foregoing, hereby give the Collateral Agent for the benefit of the Purchasers the power and right on behalf of the Grantors, without notice or assent by the Grantors, to the extent permitted by applicable law, to (i) endorse the Grantors' names on all applications, documents, papers and instruments necessary or desirable for the Collateral Agent for the benefit of the Purchasers in the use, prosecution or protection of the Trademark Collateral and Patent Collateral, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademark Collateral or Patent Collateral to anyone on commercially reasonable terms (but subject to the terms thereof), (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or Patents or under the Trademark Licenses or Patent Licenses, to anyone on commercially reasonable terms (but only, in the case of Licenses, to the extent permitted under such Licenses), and (iv) take any other actions with respect to the Trademarks and Patents or, to the extent permitted, the Trademark and Patent Licenses as the Collateral Agent for the benefit of the Purchasers deems in its own best interest. This power of attorney is coupled with an interest and shall be irrevocable until the termination of this Agreement as provided in Section 27 hereof. The Grantors acknowledge and agree that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Collateral Agent for the benefit of the Purchasers, but rather is intended to facilitate the exercise of such rights and remedies. The power granted pursuant to this Section 14 shall terminate upon the termination of this Agreement as provided in Section 27 hereof.

        15. Event of Default; Cumulative Remedies. The Collateral Agent for the benefit of the Purchasers shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon and during the continuance of an Event of Default, the Grantors agree to assign, convey and otherwise transfer title in and to the Trademark Collateral and Patent Collateral to the Collateral Agent for the benefit of the Purchasers or any transferee of the Collateral Agent for the benefit of the Purchasers and to execute and deliver to the Collateral Agent for the benefit of the Purchasers or any such transferee all such agreements, documents and instruments as may be necessary, in the Collateral Agent for the benefit of the Purchasers's sole discretion exercised in a commercially reasonable manner, to effect such assignment, conveyance and transfer. All of the Collateral Agent for the benefit of the Purchasers's rights and remedies with respect to the Trademark Collateral and Patent Collateral, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon and during the continuance of an Event of Default, the Collateral Agent for the benefit of the Purchasers may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Transaction Documents, including, but not limited to, the right to sell, transfer or otherwise dispose of any and all finished goods Inventory bearing the Trademarks in any manner determined solely by the Collateral Agent for the benefit of the Purchasers. The Grantors agree that any notification of intended disposition of any of the Trademark Collateral or Patent Collateral required by law shall be deemed reasonably and properly given if given at least ten (10) Business Days before such disposition. The Grantors hereby agree that they shall have no right to satisfy the Collateral Agent for the benefit of the Purchasers's rights to equitable remedies by the payment of money damages, and nothing contained in this Agreement will restrict the Collateral Agent for the benefit of the Purchasers's rights to obtain equitable remedies for breaches of this Agreement. To the extent permitted by applicable law, the Grantors waive all claims, damages, and demands they may acquire against the Collateral Agent for the benefit of the Purchasers arising out of the lawful exercise by it of its rights hereunder.

        16.    Indemnity and Expenses.

               (a) Each Grantor agrees to indemnify the Collateral Agent for the benefit of the Purchasers and each Purchaser from and against any and all claims, losses and liabilities (other than Excluded Expenses (as such term is defined in Section 1(d) of the Pledge Agreement)) growing out of or resulting from this Agreement that are incurred by the Collateral Agent for the benefit of the Purchasers for the benefit of the Purchasers (including without limitation enforcement of this Agreement), except claims, losses or liabilities directly resulting from the gross negligence or willful misconduct of the Collateral Agent or any Purchaser.

               (b) Each Grantor will upon demand pay to the Collateral Agent for the benefit of the Purchasers the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents (other than Excluded Expenses (as such term is defined in Section 16(a) above)), that the Collateral Agent for the benefit of the Purchasers may incur in connection with (i) the administration or amendment of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Trademark Collateral and Patent Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent for the benefit of the Purchasers, or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

        17. Waivers. In addition to the other waivers contained herein, each Grantor hereby expressly waives, to the extent permitted by law: presentment for payment, demand, protest, notice of demand, notice of protest, notice of default or dishonor, notice of payments and nonpayments and all other notices and consents to any action taken by the Collateral Agent for the benefit of the Purchasers unless expressly required by this Agreement. The Collateral Agent for the benefit of the Purchasers's failure, at any time or times hereafter, to require strict performance by the Grantors of any provision of this Agreement shall not waive, affect or diminish any right of the Collateral Agent for the benefit of the Purchasers thereafter to demand strict compliance and performance therewith nor shall any course of dealing between the Grantors and the Collateral Agent for the benefit of the Purchasers have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of the Grantors contained in this Agreement shall be deemed to have been suspended or waived by the Collateral Agent for the benefit of the Purchasers unless such suspension or waiver is in writing signed by an officer of the Collateral Agent for the benefit of the Purchasers and directed to the Grantors specifying such suspension or waiver.

        18. Absolute Rights and Obligations. All rights of the Collateral Agent for the benefit of the Purchasers in the Security Interests granted hereunder, and each of the Secured Obligations, shall be absolute and unconditional irrespective of:

               (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to departure from, the Purchase Agreement or any other Transaction Document, including, but not limited to, (i) an increase or decrease in the Secured Obligations and (ii) an amendment of any Transaction Document to permit the Collateral Agent for the benefit of the Purchasers or any one or more of them to extend further or additional credit to the Company in any form including credit by way of loan, purchase of assets, guarantee or otherwise, which credit shall thereupon be and become subject to the Purchase Agreement and the other Transaction Documents as a Secured Obligation;

               (b) any taking and holding of collateral or guarantees (including without limitation any collateral pledged as security for the Secured Obligations under the other Security Instruments) for all or any of the Secured Obligations; or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any such collateral or guarantees, or any non-perfection of any such collateral, or any consent to departure from any such guaranty;

               (c) any manner of application of collateral, or proceeds thereof, securing payment or enforcement of all or any of the Secured Obligations, or the manner of sale of any such collateral;

               (d) any consent by the Secured Parties to the change, restructure or termination of the corporate structure or existence of the Company or any Grantor and any corresponding restructure of the Secured Obligations, or any other restructure or refinancing of the Secured Obligations or any portion thereof,

               (e) any modification, compromise, settlement or release by the Secured Parties, by operation of law or otherwise, collection or other liquidation of the Secured Obligations or the liability of the Company, any Grantor or any Guarantor (other than the Grantor against which this Agreement is to be enforced), or of any collateral for the Secured Obligation (including without limitation any collateral pledged as security for the Secured Obligations under the other Security Instruments), in whole or in part, and any refusal of payment by the Collateral Agent for the benefit of the Purchasers in whole or in part, from any obligor or Guarantor (other than the Grantor against which this Agreement is sought to be enforced) in connection with any of the Secured Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Grantor; or

               (f) any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Company, any Guarantor or a Grantor.

        The granting of a Security Interest in the Collateral shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Collateral Agent for the benefit of the Purchasers, upon the insolvency, bankruptcy or reorganization of the Company or any Grantor or otherwise, all as though such payment had not been made

        19. Definitions. All terms used herein which are not defined herein or in the Purchase Agreement shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as currently in effect in New York, and such definitions are hereby incorporated herein by reference and made a part hereof.

        20. Entire Agreement. This Agreement, together with the Purchase Agreement, the Guaranty and other Transaction Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto, except at provided in Section 7.

        21. Further Assurances. Each Grantor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Collateral Agent for the benefit of the Purchasers may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent for the benefit of the Purchasers its rights, powers and remedies hereunder. Each Grantor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Collateral Agent for the benefit of the Purchasers to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such issuers or obligors.

        22. Intentionally omitted.

        23. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

        24. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor, and the right, remedies, powers, and privileges of the Collateral Agent for the benefit of the Purchasers hereunder shall inure to the benefit of the successors and assigns of the Collateral Agent for the benefit of the Purchasers; provided, however, that no Grantor shall make any assignment hereof without the prior written consent of the Collateral Agent for the benefit of the Purchasers.

        25. Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

        26. Remedies Cumulative. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Collateral Agent for the benefit of the Purchasers provided by law or under the Purchase Agreement, the other Transaction Documents, or other applicable agreements or instruments. The purchase of the Notes by the Collateral Agent for the benefit of the Purchasers pursuant to the Purchase Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Grantor's execution and delivery hereof.

        27. Termination: Release of Collateral. This Agreement shall terminate upon the payment in full of the Notes, at which time the liens and rights granted to the Collateral Agent for the benefit of the Purchasers hereunder shall automatically terminate and no longer be in effect, and the Trademark Collateral and Patent Collateral shall automatically be released from the liens created hereby. Upon such termination of this Agreement, the Collateral Agent for the benefit of the Purchasers shall, at the sole expense of the Grantors, reassign and redeliver to each applicable Grantor such Trademark Collateral and Patent Collateral then held by or for the Collateral Agent for the benefit of the Purchasers and execute and deliver to such Grantor such documents as such Grantor shall reasonably request and take such further actions as may be reasonably necessary to effect the same.

        28. Notices. Any notice required or permitted hereunder shall be given,
(a) with respect to the Company or any Grantor, at the Company's address indicated in Section 12.9 of the Purchase Agreement and (b) with respect to the Collateral Agent for the benefit of the Purchasers, at the Collateral Agent for the benefit of the Purchasers's address indicated in Section 12.9 of the Purchase Agreement. All such notices shall be given and shall be effective as provided in Section 12.9 of the Purchase Agreement.

        29. Governing Law; Service of Process.

               (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

               (b) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST EACH PARTY TO THIS AGREEMENT WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED IN SECTION 28 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. EACH PARTY TO THIS AGREEMENT HEREBY KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVE (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND (B) ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

               (c) EACH PARTY TO THIS AGREEMENT AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR

PROCEEDING, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            GRANTORS:

                                            SENETEK, PLC


                                            By:  /s/ FRANK J. MASSINO
                                                 -------------------------------
                                                 Name: Frank J. Massino
                                                 Title: President


                                            CARME COSMECEUTICAL SCIENCES, INC.


                                            By:  /s/ FRANK J. MASSINO
                                                 -------------------------------
                                                 Name: Frank J. Massino
                                                 Title: President


                                            SECURED PARTY:

                                            SILVER CREEK INVESTMENTS, LTD.


                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:






          [Signature page to Patent and Trademark Security Agreement]